UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	February 16, 2007

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On February 16, 2007, First Business Financial Services, Inc. (the “Company”) appointed Shauna M. Gnorski, age 31, to the position of Vice President and Chief Accounting Officer. Ms. Gnorski is a Certified Public Accountant and a member of the Wisconsin Institute of Certified Public Accountants. Prior to joining the Company, Ms. Gnorski served as Financial Compliance Manager with Winterthur US Holdings, Inc., from March, 2005 until present. Prior to that, Ms. Gnorski served as Controller with CUNA Mutual Mortgage Corp., from August, 2004 until March, 2005. Prior to her employment with CUNA, Ms. Gnorski served as Finance Senior Manager with Investors Bank & Trust Company, from April, 2003 until April, 2004, and as a Financial Services Manager with KPMG LLP, from January, 2001 until March, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: February 22, 2007	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer

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